As filed with the Securities and Exchange Commission on November 23, 2021

Registration No. 333-249491

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CDW Corporation*

(Exact name of registrant as specified in its charter)

Delaware	26-0273989
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CDW LLC*

(Exact name of registrant as specified in its charter)

Illinois	36-3310735
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CDW Finance Corporation*

(Exact name of registrant as specified in its charter)

Delaware	90-0600013
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

75 Tri-State International

Lincolnshire, Illinois 60069

(847) 465-6000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Frederick J. Kulevich

Senior Vice President, General Counsel

and Corporate Secretary

CDW Corporation

75 Tri-State International

Lincolnshire, Illinois 60069

(847) 465-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

James S. Rowe

Bradley C. Reed, P.C.

Kevin M. Frank

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

(312) 862-2000

*The co-registrants listed on the next page are also included in this Registration Statement on Form S-3 as additional registrants.

Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Amount of Registration Fee(1)
Common Stock, par value $0.01 per share(2)(9)	(1)(8)	(1)(8)	(1)(8)	(1)(8)
Preferred Stock, par value $0.01 per share(2)(9)	(1)(8)	(1)(8)	(1)(8)	(1)(8)
Depositary Shares(2)(3)(9)	(1)(8)	(1)(8)	(1)(8)	(1)(8)
Warrants(2)(9)	(1)(8)	(1)(8)	(1)(8)	(1)(8)
Subscription Rights(2)(4)(9)	(1)(8)	(1)(8)	(1)(8)	(1)(8)
Debt Securities(2)(5)	(1)(8)	(1)(8)	(1)(8)	(1)(8)
Guarantees of Debt Securities(2)(6)(7)	(1)(8)	(1)(8)	(1)(8)	(1)(8)
Share Purchase Contracts(2)(9)	(1)(8)	(1)(8)	(1)(8)	(1)(8)
Share Purchase Units(2)(9)	(1)(8)	(1)(8)	(1)(8)	(1)(8)
Total	(1)(8)	(1)(8)	(1)(8)	(1)(8)

(1)	The proposed maximum offering price per unit will be determined from time to time in connection with issuances of securities registered under this registration statement.
(2)

An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. Includes an indeterminate amount of our securities as may be issued upon conversion of or exchange for, as the case may be, any other securities registered under this registration statement.

(3)

Each depositary share registered hereunder will be issued under a deposit agreement and will represent an interest in a fractional share or multiple shares of preferred stock and will be evidenced by a depositary receipt.

(4)	The subscription rights to purchase shares of common stock, preferred stock, depositary shares or debt securities will be offered without consideration.
(5)	The debt securities may be issued by one or more of the registrants without guarantees or may be guaranteed by one or more of the registrants.
(6)	Pursuant to Rule 457(n), no registration fee is payable with respect to any such guarantees.
(7)	The guarantees of debt securities will be issued by one or more of the registrants and will be issued without additional consideration.
(8)

An unspecified aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be issued at unspecified prices. In accordance with Rules 456(b) and 457(r), the registrants are deferring payment of all registration fees.

(9)	These are securities of CDW Corporation.

Table of Additional Registrants

Exact Name of Additional Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
CDW Technologies LLC	Wisconsin	39-1768725
CDW Direct, LLC	Illinois	36-4530079
CDW Government LLC	Illinois	36-4230110
CDW Logistics LLC	Illinois	38-3679518
Amplified IT LLC	Virginia	27-3690926

*

The address for each of the additional registrants is CDW Corporation, 75 Tri-State International, Lincolnshire, Illinois 60069. The name, address and telephone number of the agent for service for each of the additional registrants is Frederick J. Kulevich, Senior Vice President, General Counsel and Corporate Secretary of CDW Corporation, 75 Tri-State International, Lincolnshire, Illinois 60069, telephone: (847) 465-6000.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-249491) of CDW Corporation, (the “Company”) CDW LLC and CDW Finance Corporation and the Company’s subsidiary guarantor co-registrants (the “Registration Statement”) is being filed for the purposes of adding Amplified IT LLC, a subsidiary of the Company, as a co-registrant that is, or may potentially be, a guarantor of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following is a statement of the estimated expenses, other than underwriting discounts and commissions payable by us or any selling stockholders, to be incurred by the registrants in connection with the issuance and distribution of securities registered under this Registration Statement on Form S-3.

Securities and Exchange Commission Registration Fee	$(1)
Legal Fees and Expenses	(2)
Accounting Fees and Expenses	(2)
Trustees’ Fees and Expenses (including Counsel’s Fees)	(2)
Printing and Delivery Expenses	(2)
Rating Agency Fees and Expenses	(2)
Miscellaneous Expenses	(2)

Total	$(2)

(1)	In accordance with Rules 456(b) and Rule 457(c), we are deferring payment of the registration fee.
(2)

Estimated expenses are not presently known. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that we anticipate we will incur in connection with the offering of securities under this Registration Statement on Form S-3. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15.	Indemnification of Directors and Officers.

We currently have directors’ and officers’ liability insurance policies to insure our directors and officers against liability for actions or omissions occurring in their capacity as a director or officer, subject to certain exclusions or limitations. There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

We have also entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under Delaware law.

Delaware

CDW Corporation and CDW Finance Corporation are each incorporated under the laws of the State of Delaware.

Section 145 (“Section 145”) of the Delaware General Corporation Law, as the same exists or may hereafter be amended (the “DGCL”), provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reasons of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests, provided that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145.

CDW Corporation’s amended and restated certificate of incorporation and CDW Finance Corporation’s certificate of incorporation limit, to the maximum extent permitted by Delaware law, the personal liability of directors for monetary damages for breach of their fiduciary duties as a director. CDW Corporation’s amended and restated bylaws and CDW Finance Corporation’s bylaws provide that directors, officers and employees will be indemnified to the fullest extent authorized by the DGCL with respect to actions, suits or proceedings. CDW Corporation’s amended and restated bylaws and CDW Finance Corporation’s bylaws require CDW Corporation or CDW Finance Corporation, as applicable, to pay all expenses incurred by a director, officer or employee in defending any such proceeding.

Illinois

CDW LLC, CDW Direct, LLC, CDW Government LLC and CDW Logistics LLC are each formed under the laws of the State of Illinois.

Section 15-7 of the Illinois Limited Liability Company Act (“ILLCA”) authorizes a limited liability company to indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

The limited liability company agreement of each of CDW LLC, CDW Direct, LLC, CDW Government LLC and CDW Logistics LLC provide for indemnification of all current and former managers and officers to the fullest extent of the ILLCA.

Virginia

Amplified IT LLC is organized under the laws of the Commonwealth of Virginia.

Section 13.1-1009(16) of the Virginia Limited Liability Company Act (“VLLCA”) permits a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.

The operating agreement of Amplified IT LLC provides for indemnification of its officers, or, while an officer, or those serving at the request of the Company as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trustee or other enterprise to the fullest extent of the VLLCA, provided that such conduct was pursued in good faith and believed to be in the best interests of the company, and such course of conduct did not constitute gross negligence, intentional misconduct, or a knowing violation of the law and otherwise was materially in accordance with the terms of the operating agreement. Such rights are not exclusive or any other rights under the law.

Wisconsin

CDW Technologies LLC is organized under the laws of the State of Wisconsin.

Section 183.0106(2)(m) of the Wisconsin Limited Liability Company Act (“WLLCA”) permits a limited liability company to indemnify a member, manager, employee, officer or agent or any other person. Section 183.0403(2) of the WLLCA provides that a company shall indemnify or allow reasonable expenses to and pay liabilities of each member and, if management of the limited liability company is vested in one or more managers, of each manager, incurred with respect to a proceeding if that member or manager was a party to the proceeding in the capacity of a member or manager. However, the WLLCA does not permit a limited liability company to indemnify a member or manager for liabilities, or permit a member or manager to retain any allowance for such expenses, unless it is determined by or on behalf of the limited liability company that the liabilities or expenses did not result from the member’s or manager’s breach or failure to perform a duty to the limited liability company.

The operating agreement for CDW Technologies LLC provides for indemnification of all current and former managers and officers to the fullest extent of the WLLCA.

Item 16.	Exhibits.

Exhibit No.	Description

1.1	Form of Underwriting Agreement.*

3.1	Sixth Restated Certificate of Incorporation of CDW Corporation, previously filed as Exhibit 3.2 with CDW Corporation’s Form 8-K filed on May 21, 2021 and incorporated herein by reference. **

3.2	Amended and Restated By-Laws of CDW Corporation, previously filed as Exhibit 3.1 with CDW Corporation’s Form 8-K filed on December 23, 2019 and incorporated herein by reference. **

3.3	Articles of Organization of CDW LLC, previously filed as Exhibit 3.3 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference. **

3.4	Amended and Restated Limited Liability Company Agreement of CDW LLC, previously filed as Exhibit 3.4 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference. **

3.5	Certificate of Incorporation of CDW Finance Corporation, previously filed as Exhibit 3.5 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference. **

3.6	Amended and Restated By-Laws of CDW Finance Corporation, previously filed as Exhibit 3.1 with CDW Corporation’s Form 10-Q filed on May 8, 2015 and incorporated herein by reference. **

3.7	Articles of Organization of CDW Technologies LLC (formerly CDW Technologies, Inc.), previously filed as Exhibit 3.7 with CDW Corporation’s Form 10-K filed on February 25, 2016 and incorporated herein by reference. **

3.8	Operating Agreement of CDW Technologies LLC (formerly CDW Technologies, Inc.), previously filed as Exhibit 3.8 with CDW Corporation’s Form 10-K filed on February 25, 2016 and incorporated herein by reference. **

3.9	Articles of Organization of CDW Direct, LLC, previously filed as Exhibit 3.9 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference. **

Exhibit No.	Description

3.10	Amended and Restated Limited Liability Company Agreement of CDW Direct, LLC, previously filed as Exhibit 3.10 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference. **

3.11	Articles of Organization of CDW Government LLC, previously filed as Exhibit 3.11 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference. **

3.12	Amended and Restated Limited Liability Company Agreement of CDW Government LLC, previously filed as Exhibit 3.12 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference. **

3.13	Articles of Organization of CDW Logistics LLC, previously filed as Exhibit 3.13 with CDW Corporation’s Form 10-K filed on February 28, 2020 and incorporated herein by reference. **

3.14	Limited Liability Company Agreement of CDW Logistics LLC, previously filed as Exhibit 3.14 with CDW Corporation’s Form 10-K filed on February 28, 2020 and incorporated herein by reference. **

3.15	Articles of Organization of Amplified IT LLC.

3.16	Operating Agreement of Amplified IT LLC.

4.1	Form of Certificate of Designation.*

4.2	Form of Deposit Agreement (including form of depositary receipt).*

4.3	Form of Warrant Agreement (including form of Warrant Certificate).*

4.4	Form of Subscription Agent Agreement.*

4.5	Form of Subscription Certificate.*

4.6	Form of Indenture, previously filed as Exhibit 4.7 with CDW Corporation’s Form S-3ASR filed on October 16, 2014 (Reg. No. 333-199425) and incorporated herein by reference. **

4.7	Form of Certificate evidencing Debt Securities (including form of notation of guarantee).*

4.8	Base Indenture, dated as of December 1, 2014, by and among CDW LLC, CDW Finance Corporation, CDW Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on December 1, 2014 and incorporated herein by reference. **

4.9	First Supplemental Indenture, dated as of December 1, 2014, by and among CDW LLC, CDW Finance Corporation, CDW Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.2 with CDW Corporation’s Form 8-K filed on December 1, 2014 and incorporated herein by reference. **

4.10	Form of 2024 Senior Note (included as Exhibit B to Exhibit 4.9), previously filed as Exhibit 4.3 with CDW Corporation’s Form 8-K filed on December 1, 2014 and incorporated herein by reference. **

4.11	Fourth Supplemental Indenture, dated as of September 26, 2019, by and among CDW LLC, CDW Finance Corporation, CDW Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.2 with CDW Corporation’s Form 8-K filed on September 26, 2019 and incorporated herein by reference. **

4.12	Form of 2028 Senior Note (included as Exhibit A to Exhibit 4.11), previously filed as Exhibit 4.3 with CDW Corporation’s Form 8-K filed on September 26, 2019 and incorporated herein by reference. **

Exhibit No.	Description

4.13	Fifth Supplemental Indenture, dated as of April 21, 2020, by and among CDW LLC, CDW Finance Corporation, CDW Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.2 with CDW Corporation’s Form 8-K filed on April 21, 2020 and incorporated herein by reference. **

4.14	Form of 2025 Senior Note (included as Exhibit A to Exhibit 4.13), previously filed as Exhibit 4.3 with CDW Corporation’s Form 8-K filed on April 21, 2020 and incorporated herein by reference. **

4.15	Sixth Supplemental Indenture, dated as of August 13, 2020, by and among CDW LLC, CDW Finance Corporation, CDW Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.2 with CDW Corporation’s Form 8-K filed on August 13, 2020 and incorporated herein by reference. **

4.16	Form of 2029 Senior Note (included as Exhibit A to Exhibit 4.15), previously filed as Exhibit 4.3 with CDW Corporation’s Form 8-K filed on August 13, 2020 and incorporated herein by reference. **

4.17	Form of Share Purchase Contract Agreement.*

4.18	Form of Depositary Agreement relating to Share Purchase Contracts.*

5.1	Opinion of Kirkland & Ellis LLP, dated October 15, 2020. **

5.2	Opinion of Foley & Lardner LLP, dated October 15, 2020. **

5.3	Opinion of Kirkland & Ellis LLP, dated November 23, 2021.

5.4	Opinion of Fluet & Associates, PLLC d/b/a FH+H, dated November 23, 2021.

23.1	Consent of Ernst & Young LLP dated November 23, 2021.

23.3	Consent of Kirkland & Ellis LLP, dated October 15, 2020 (set forth in Exhibit 5.1). **

23.4	Consent of Foley & Lardner LLP, dated October 15, 2020 (set forth in Exhibit 5.2). **

23.5	Consent of Kirkland & Ellis LLP, dated November 23, 2021 (set forth in Exhibit 5.3).

23.6	Consent of Fluet & Associates, PLLC d/b/a FH+H, dated November 23, 2021 (set forth in Exhibit 5.4).

24.1	Powers of Attorney (included on the signature pages of the Registration Statement on Form S-3, Registration No. 333-249491, filed October 15, 2020). **

24.2	Power of Attorney for additional Co-Registrant (included on signature pages hereto).

24.3	Power of Attorney for Anthony R. Foxx for CDW Corporation.

24.4	Power of Attorney for Anthony R. Foxx for CDW LLC.

24.5	Power of Attorney for Sanjay Mehrotra for CDW Corporation.

24.6	Power of Attorney for Sanjay Mehrotra for CDW LLC.

25.1	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association under the Indenture. **

25.2	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association under the indenture governing the 2024 Senior Notes. **

25.3	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association under the indenture governing the 2025 Senior Notes. **

Exhibit No.	Description

25.4	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association under the indenture governing the 2028 Senior Notes. **

25.5	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank National Association under the indenture governing the 2029 Senior Notes. **

*	To be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable.
**	Previously filed.

Item 17.	Undertakings.

(a)	Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933, as amended (the “Securities Act”), shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however , that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)

Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of such annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)

If the securities being registered are offered to existing security holders pursuant to warrants or subscription rights and any securities not taken by security holders are to be reoffered to the public, each undersigned registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus or applicable prospectus supplement, a post-effective amendment will be filed to set forth the terms of such offering.

(d)

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15, or otherwise, each of the registrants has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by such registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 23, 2021.

CDW CORPORATION

By:	/s/ Christine A. Leahy
Name:	Christine A. Leahy
Title:	President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on this 23rd day of November, 2021.

Signature	Title

/s/ Christine A. Leahy Christine A. Leahy	President and Chief Executive Officer (principal executive officer) and Director

/s/ Albert J. Miralles Albert J. Miralles	Senior Vice President and Chief Financial Officer (principal financial officer)

* Ilaria Mocciaro	Vice President, Controller and Chief Accounting Officer (principal accounting officer)

* David W. Nelms	Non-Executive Chairman of the Board

* Virginia C. Addicott	Director

* James A. Bell	Director

* Lynda M. Clarizio	Director

* Paul J. Finnegan	Director

* Anthony R. Foxx	Director

Signature	Title

* Sanjay Mehrotra	Director

* Joseph R. Swedish	Director

* Donna F. Zarcone	Director

*By:	/s/ Albert J. Miralles Albert J. Miralles Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 23, 2021.

CDW LLC

By:	/s/ Christine A. Leahy
Name:	Christine A. Leahy
Title:	President, Chief Executive Officer and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated on the 23rd day of November, 2021.

Signature	Title

/s/ Christine A. Leahy Christine A. Leahy	President and Chief Executive Officer (principal executive officer) and Manager

/s/ Albert J. Miralles Albert J. Miralles	Senior Vice President and Chief Financial Officer (principal financial officer)

* Ilaria Mocciaro	Vice President, Controller and Chief Accounting Officer (principal accounting officer)

* Virginia C. Addicott	Manager

* James A. Bell	Manager

* Lynda M. Clarizio	Manager

* Paul J. Finnegan	Manager

* Anthony R. Foxx	Manager

* Sanjay Mehrotra	Manager

* David W. Nelms	Manager

Signature	Title

* Joseph R. Swedish	Manager

* Donna F. Zarcone	Manager

*By:	/s/ Albert J. Miralles Albert J. Miralles Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 23, 2021.

CDW FINANCE CORPORATION

By:	/s/ Christine A. Leahy
Name:	Christine A. Leahy
Title:	President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated on the 23rd day of November, 2021.

Signature	Title

/s/ Christine A. Leahy Christine A. Leahy	President and Chief Executive Officer (principal executive officer) and Director

/s/ Albert J. Miralles Albert J. Miralles	Senior Vice President and Chief Financial Officer (principal financial officer) and Director

* Ilaria Mocciaro	Vice President, Controller and Chief Accounting Officer (principal accounting officer)

*By:	/s/ Albert J. Miralles Albert J. Miralles Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 23, 2021.

CDW TECHNOLOGIES LLC

By:	/s/ Christine A. Leahy
Name:	Christine A. Leahy
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated on the 23rd day of November, 2021.

Signature	Title

/s/ Christine A. Leahy Christine A. Leahy	President and Chief Executive Officer (principal executive officer)

/s/ Albert J. Miralles Albert J. Miralles	Senior Vice President and Chief Financial Officer (principal financial officer)

* Ilaria Mocciaro	Vice President, Controller and Chief Accounting Officer (principal accounting officer)

By:	CDW LLC /s/ Christine A. Leahy Christine A. Leahy President and Chief Executive Officer	Sole Member

*By:	/s/ Albert J. Miralles Albert J. Miralles Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 23, 2021.

CDW DIRECT, LLC

By:	/s/ Christine A. Leahy
Name:	Christine A. Leahy
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated on the 23rd day of November, 2021.

Signature	Title

/s/ Christine A. Leahy Christine A. Leahy	President and Chief Executive Officer (principal executive officer)

/s/ Albert J. Miralles Albert J. Miralles	Senior Vice President and Chief Financial Officer (principal financial officer)

* Ilaria Mocciaro CDW LLC	Vice President, Controller and Chief Accounting Officer (principal accounting officer) Sole Member

By:	/s/ Christine A. Leahy Christine A. Leahy President and Chief Executive Officer

*By:	/s/ Albert J. Miralles Albert J. Miralles Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 23, 2021.

CDW GOVERNMENT LLC

By:	/s/ Christine A. Leahy
Name:	Christine A. Leahy
Title:	Chief Executive Officer and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated on the 23rd day of November, 2021.

Signature	Title

/s/ Christine A. Leahy Christine A. Leahy	Chief Executive Officer (principal executive officer) and Manager

/s/ Albert J. Miralles Albert J. Miralles	Senior Vice President and Chief Financial Officer (principal financial officer)

* Ilaria Mocciaro	Vice President, Controller and Chief Accounting Officer (principal accounting officer)

* Robert F. Kirby	President and Manager

* Christina V. Rother	SVP - Strategic Initiatives and Manager

*By:	/s/ Albert J. Miralles Albert J. Miralles Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 23, 2021

CDW LOGISTICS LLC

By:	/s/ Christine A. Leahy
Name:	Christine A. Leahy
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities indicated on the 23rd day of November, 2021.

Signature	Title

/s/ Christine A. Leahy Christine A. Leahy	Chief Executive Officer (principal executive officer)

* Sona Chawla	President

/s/ Albert J. Miralles Albert J. Miralles	Senior Vice President and Chief Financial Officer (principal financial officer)

* Ilaria Mocciaro	Vice President, Controller and Chief Accounting Officer (principal accounting officer)

CDW LLC /s/ Christine A. Leahy Christine A. Leahy President and Chief Executive Officer	Sole Member

*By:	/s/ Albert J. Miralles Albert J. Miralles Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on November 23, 2021.

AMPLIFIED IT LLC

By:	/s/ Christine A. Leahy
Name:	Christine A. Leahy
Title:	Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Christine A. Leahy, Chief Executive Officer of the Registrant, Albert J. Miralles, Chief Financial Officer of the Registrant, and Robert J. Welyki, Treasurer of the Registrant, or any other person holding the position of Chief Financial Officer or Treasurer of the Registrant from time to time, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to execute any or all amendments including any post-effective amendments and supplements to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 and power of attorney have been signed by the following persons in the capacities and on the dates indicated on November 23, 2021.

Signature	Title

/s/ Christine A. Leahy Christine A. Leahy	Chief Executive Officer (principal executive officer)

/s/ Albert J. Miralles Albert J. Miralles	Senior Vice President and Chief Financial Officer (principal financial officer)

/s/ Ilaria Mocciaro Ilaria Mocciaro	Vice President, Controller and Chief Accounting Officer (principal accounting officer)

/s/ Christina M. Corley Christina M. Corley CDW TECHNOLOGIES LLC	Chief Commercial and Operating Officer Sole Member

*By:	/s/ Christine A. Leahy Christine A. Leahy President and Chief Executive Officer